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                                                                   Exhibit 10.88

                                                                  EXECUTION COPY
                                                                  --------------


                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                Amendment No. 10
                                ----------------

         This Agreement, dated as of December 13, 1999, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Credit Agreement dated as of June 6, 1996, among the Company, certain of its subsidiaries, the Lenders and the Agent (as amended, modified and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. Amendments to Credit Agreement. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in
Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in Section 4 are satisfied, which conditions must be satisfied no later than December 13, 1999 or this Agreement shall be of no force or effect:

         2.1 Amendment of Section 1.80. Section 1.80 of the Credit Agreement is amended to read in its entirety as follows:

         "1.80. "Guarantor" means the Company and each of the Core Mutual Fund Subsidiaries (initially other than the Excluded Subsidiaries) and other Subsidiaries, including the Excluded Subsidiaries, from time to time becoming party to this Agreement as a Guarantor, provided, however, that effective on and after January 1, 1999, Pioneer Management (Ireland) Ltd. shall no longer be a Guarantor."

         2.2 Amendment of Section 1.106. Section 1.106 of the Credit Agreement is amended to read in its entirety as follows:

                  "1.106 "Obligors" means (i) before January 1, 1999, the Borrowers and the Guarantors and (ii) on and after January 1, 1999, the Borrowers, the Guarantors and Pioneer Management (Ireland) Ltd."



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         2.3. Amendment to Section 6.2. Section 6.2 of the Credit Agreement is
amended to read in its entirety as follows:

         "6.2. Continuing Obligation. Each Guarantor acknowledges that the Lenders have entered into this Agreement (and, to the extent that the Lenders may enter into any future Credit Document, will have entered into such agreement) in reliance on this Section 6 being a continuing irrevocable agreement, and such Guarantor agrees that its guarantee may not be revoked in whole or in part without the approval of the Required Lenders. The obligations of the Guarantors hereunder shall terminate when the commitment of the Lenders to extend credit under this Agreement shall have terminated and all of the Credit Obligations have been indefeasibly paid in full in immediately available funds and discharged; provided, however, that

                           (i) if a claim is made upon the Lenders at any time
                  for repayment or recovery of any amounts or any property received by the Lenders from any source on account of any of the Credit Obligations and the Lenders repay or return any amounts or property so received (including interest thereon to the extent required to be paid by the Lenders) or

                           (ii) if the Lenders become liable for any part of
                  such claim by reason of (a) any judgment or order of any court or administrative authority having competent jurisdiction or
                  (b) any settlement or compromise of any such claim,

then the Guarantors shall remain liable under this Agreement for the amounts so repaid or returned or the amounts for which the Lenders become liable (such amounts being deemed part of the Credit Obligations) to the same extent as if such amounts had never been received by the Lenders, notwithstanding any termination hereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations. The Guarantors shall, not later than five days after receipt of notice from the Agent, pay to the Agent an amount equal to the amount of such repayment or return for which the Lenders have so become liable. Payments hereunder by a Guarantor may be required by the Agent or the Required Lenders on any number of occasions."

3. Representations and Warranties. In order to induce the Lenders to enter into this Agreement, each of the Company and the Guarantors represents and warrants to each of the Lenders that:

         3.1. Legal Existence, Organization. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (i) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and (ii) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its Subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions


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of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.

         3.2. Enforceability. The Company and each of its Subsidiaries which are signatories hereto have duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and such Subsidiaries and is enforceable in accordance with its terms.

         3.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

         (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;

         (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

         (3) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

         (4) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

         3.4. No Default. Prior to and after giving effect to the amendments set forth in Section 2, no Default will exist.

         3.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Section 8 of the Credit Agreement, or in the case of the Guarantors, Section 6.6 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).





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         3.6. Income of Released Guarantor. The Company projects that the operating income of Pioneer Management (Ireland) Ltd. for the fiscal year 1999 and fiscal year 2000 will be less than $2 million.

4. Conditions. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

         4.1. Amendment to Note Agreement. The Note Agreement dated August 14, 1997, among the Company and its Subsidiaries listed as Guarantors (including other Subsidiaries of the Company that from time to time become party thereto) and the Travelers Insurance Company shall have been amended to release Pioneer Management (Ireland) Ltd. as a Guarantor on terms and conditions shall be satisfactory to the Lenders.

         4.2. Investment Assets Under Management. On the Amendment Date, the aggregate investment assets under management by the Company and its Subsidiaries shall equal or exceed $20,000,000,000, and the Company shall have furnished to the Agent on such date a certificate to such effect signed by an Executive Officer or a Financial Officer.

         4.3.  Fees.

         The Company shall have paid all fees due to the Agent or other lenders and all reasonable fees and disbursements of Ropes & Gray, special counsel to the Lenders.

         4.4. Officer's Certificate. The representations and warranties contained in Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date immediately prior to and after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of
Exhibit 4.5, signed by an Executive Officer or a Financial Officer.

         4.5. Proper Proceedings. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

         4.6. Legal Opinion. The Lenders shall have received from Robert P. Nault, General Counsel of The Pioneer Group, Inc., Counsel of the Company and the Subsidiaries, an opinion with respect to the transactions contemplated by this Amendment, which opinion shall be in form and substance satisfactory to the Lenders.




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         4.7. Execution by Lenders. The Lenders owning 100% of the Percentage
Interests under the Credit Agreement shall have executed and delivered this Agreement to the Company.

5. Further Assurances. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.



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Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


THE PIONEER GROUP, INC.
                                                PIONEERING SERVICES CORPORATION

By: /s/  Eric W. Reckard                        By: /s/ Eric W. Reckard
    --------------------------                      -----------------------
Title: Executive Vice President                       Title: Treasurer
      Chief Financial Officer and Treasurer
60 State Street                                 60 State Street
Boston, Massachusetts 02109-1820                Boston, Massachusetts 02109-1820



PIONEER INVESTMENT MANAGEMENT, INC.


By: /s/ Eric W. Reckard
    ----------------------------
   Title: Treasurer
60 State Street
Boston, Massachusetts 02109-1820



PIONEER MANAGEMENT (IRELAND) LTD.


By: /s/ John F. Cogan, Jr.
    ----------------------------
   Title: Director
60 State Street
Boston, Massachusetts 02109-1820



PIONEER FUNDS DISTRIBUTOR, INC.


By: /s/ Eric W. Reckard
    ----------------------------
   Title: Treasurer
60 State Street
Boston, Massachusetts 02109-1820





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                                BANKBOSTON, N.A.



                                By:/s/ Matthew Steinaway
                                   ----------------------------
                                   Title: Vice President

                                   Financial Institutions Division
                                   100 Federal Street - 15th Floor
                                   Boston, Massachusetts 02110
                                   Telecopy: (617) 434-1537
                                   Telex: 940581


                                THE BANK OF NEW YORK



                                By:/s/ Michael B. Scaduto
                                   ----------------------------
                                   Title: Vice President

                                   One Wall Street, 17th Floor
                                   Mutual Fund Banking Division
                                   New York, NY 10286
                                   Telecopy: (212) 635-6348
                                   Telex:


                                SOCIETE GENERALE



                                By:/s/ Daniel P. Kelly
                                   Title: Vice President

                                   1221 Avenue of the Americas
                                   New York, New York 10020
                                   Telecopy: (212) 278-7153


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                                CITIZENS BANK OF MASSACHUSETTS



                                By:/s/ Michael St. Jean
                                   ----------------------------
                                   Title: Vice President

                                   100 Summer Street
                                   Boston, MA 02110
                                   Telecopy: (617) 338-4041


                                BANQUE NATIONALE DE PARIS



                                By:/s/ Laurent Vanderzyppe
                                   ----------------------------
                                   Title: Vice President
                                By:/s/ Marguerite L. Lebon
                                   ----------------------------
                                   Assistant Vice President

                                   499 Park Avenue, 2nd Floor
                                   New York, 10022
                                   Telecopy: (212) 415-9707


                                MELLON BANK, N.A.



                                By:/s/ John R. Cooper
                                   ----------------------------
                                   Title: Vice President

                                One Mellon Bank Center
                                Mail Code: 1510370
                                Pittsburgh, PA 15258
                                Telecopy: (412) 234-8087



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                                                                     EXHIBIT 4.4


                              OFFICER'S CERTIFICATE


         Pursuant to Section 4.4 of Amendment No. 10 to Credit Agreement dated as of December 13, 1999 (the "Amendment") among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries signatories thereto, the Lenders and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders, which amends the Credit Agreement dated as of June 6, 1996 (as amended, modified and in effect after giving effect to the Amendment, the "Credit Agreement"), among the Company, certain of its subsidiaries signatories thereto, the Lenders and the Agent, the Company hereby certifies that the representations and warranties contained in Section 3 of the Amendment are true and correct on and as of the date hereof with the same force and effect as though originally made on and as of the date hereof; no Default exists on the date hereof or will exist after giving effect to the Amendment; and as of the date hereof, no Material Adverse Change has occurred; and, as of the date hereof, the aggregate investment assets under management by the Company and its Subsidiaries equals or exceeds $15,000,000,000.

         Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

         This certificate has been executed by a duly authorized Executive Officer or Financial Officer this 13th day of December, 1999.

                            THE PIONEER GROUP, INC.


                            By: /s/ Eric W. Reckard
                               ----------------------------
                                Name: Eric W. Reckard
                                Title: Executive Vice President, Chief Financial
                                       Officer and Treasurer